EXHIBIT 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the 2004 Annual Report (Form 10-K) of Chemical Financial Corporation of our reports dated March 15, 2005, with respect to the consolidated financial statements of Chemical Financial Corporation, Chemical Financial Corporation's management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Chemical Financial Corporation, included in the 2004 Annual Report to Shareholders of Chemical Financial Corporation.

We also consent to the incorporation by reference in the following Registration Statements:

          Registration Statement No. 33-15064 on Form S-8 dated June 17, 1987
                    1987 Stock Option Plan - Amendment 1991;
          Registration Statement No. 33-40792 on Form S-8 dated May 21, 1991
                    401 (k) Plan;
          Registration Statement No. 333-38511 on Form S-8 dated October 22, 1997
                    Stock Incentive Plan of 1997;
          Registration Statement No. 333-56482 on Form S-8 dated March 2, 2001
                    Stock Option Plan for Option Holders of Shoreline Financial Corporation;
          Registration Statement No. 333-84862 on Form S-8 dated March 25, 2002
                    2001 Stock Purchase Plan for Subsidiary and Community Bank Directors;
          Registration Statement No. 333-109184 on Form S-3 dated September 26, 2003
                    Dividend Reinvestment Plan - Chemical Invest Direct;
          Registration Statement No. 333-110922 on Form S-8 dated December 4, 2003
                    Stock Option Plan for Option Holders of Caledonia Financial Corporation,

of our reports dated March 15, 2005, with respect to the consolidated financial statements of Chemical Financial Corporation, Chemical Financial Corporation's management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Chemical Financial Corporation, incorporated by reference in the 2004 Annual Report (Form 10-K).

We also consent to the incorporation by reference in the Registration Statement No. 333-84862 on Form S-8 dated March 25, 2002 of our report dated March 15, 2005, with respect to the financial statements of the Chemical Financial Corporation 2001 Stock Purchase Plan for Subsidiary and Community Bank Directors included in an Exhibit to the Annual Report (Form 10-K) for the year ended December 31, 2004.

s/ Ernst & Young LLP

March 15, 2005
Detroit, Michigan